UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 16, 2010

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.            Entry into a Material Definitive Agreement

On April 16, 2010, NPS Pharmaceuticals, Inc. (the “Company” or “NPS”) entered into an underwriting agreement (the “Underwriting Agreement”) relating to the sale of 9.0 million shares of the Company’s common stock, par value $.001 per share (the “Firm Shares”), increased from the previously announced base offering of 7.5 million shares, at an offering price of $5.50 per share, less the underwriting discount.  The Underwriting Agreement provides that Canaccord Adams will act as sole book-running manager and Needham & Company, LLC will act as co-manager (collectively, the “Underwriters”). Under the Underwriting Agreement, the Underwriters have a 30-day option to purchase up to 1.35 million additional shares to cover over-allotments, if any (together with the Firm Shares, the “Shares”).  The Shares are being offered and sold pursuant to the Company’s currently effective shelf registration statement on Form S-3 (File No. 333-159321) (the “Registration Statement”), as supplemented by a prospectus supplement dated April 16, 2010.  The sale of the Firm Shares pursuant to the Underwriting Agreement is expected to close on April 21, 2010, subject to the satisfaction or waiver of customary closing conditions.

The above description of the Underwriting Agreement is qualified in its entirety by the full text of the Underwriting Agreement, which is attached to this report as Exhibit 1.1 and is incorporated by reference herein.

A copy of the opinion of Curtis, Mallet-Prevost, Colt & Mosle LLP relating to the legality of the issuance and sale of the Shares pursuant to the Registration Statement is attached hereto as Exhibit 5.1.

ITEM 7.01             Regulation FD Disclosure

On April 15, 2010, NPS issued a press release announcing the offering.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On April 16, 2010, the Company issued a press release announcing that it had priced the offering of 9.0 million shares of its common stock, which was upsized from the previously announced base offering of 7.5 million shares. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements include statements about the expected closing of the sale of common stock described herein and the Company’s receipt of net proceeds therefrom.  Actual events or results may differ materially from our expectations.  Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to satisfy applicable condition precedents under the Underwriting Agreement and the Underwriter’s compliance with its obligations to purchase the shares of common stock.  These forward-looking statements represent the Company’s judgment at the time of the filing of this Current Report on Form 8-K.  The Company disclaims any obligation to update these forward-looking statements, other than as may be required under applicable law.

ITEM 9.01.            Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement between NPS Pharmaceuticals, Inc. and Canaccord Adams Inc., dated April 16, 2010.

5.1	Opinion of Curtis, Mallet-Prevost, Colt & Mosle LLP

99.1	Press Release, dated April 15, 2010, issued by NPS Pharmaceuticals, Inc.

99.2	Press Release, dated April 16, 2010, issued by NPS Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2010	NPS PHARMACEUTICALS, INC.

	By:	/s/ Edward Stratemeier
Edward Stratemeier Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement between NPS Pharmaceuticals, Inc. and Canaccord Adams Inc., dated April 16, 2010.

5.1	Opinion of Curtis, Mallet-Prevost, Colt & Mosle LLP

99.1	Press Release, dated April 15, 2010, issued by NPS Pharmaceuticals, Inc.

99.2	Press Release, dated April 16, 2010, issued by NPS Pharmaceuticals, Inc.